Property and equipment, net	12 Months Ended
Dec. 31, 2019
Property and equipment, net
Property and equipment, net

5. Property and equipment, net

Property and equipment, net consist of the following:

	As of December 31,
	2018	2019
	RMB	RMB
Buildings	3,586,898	5,594,482
Machinery and equipment	2,475,795	3,778,753
Leasehold improvements	344,786	432,236
Vehicles	2,319,342	3,367,428
Furniture, office and electric equipment	309,214	462,842
Construction in progress	1,711,971	1,685,622
Total	10,748,006	15,321,363
Accumulated depreciation	(1,712,302)	(2,850,731)
Property and equipment, net	9,035,704	12,470,632

Depreciation expenses were RMB522,853, RMB809,005 and RMB1,210,040 for the years ended December 31, 2017, 2018 and 2019, respectively.

As at December 31, 2018 and 2019, the title certificates for certain buildings of the Company with an aggregate net book value of approximately RMB2,040,167 and RMB3,144,110, respectively, had not been obtained.